                                                                       EXHIBIT 1

                                    FORM OF

                       CITADEL COMMUNICATIONS CORPORATION

                               10,000,000 Shares(1)

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                                   June  , 1999



CREDIT SUISSE FIRST BOSTON CORPORATION
As Representative of the several Underwriters
c/o Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York  10010


Dear Sirs:

                  Citadel Communications Corporation, a Nevada corporation (the "Company"), and the stockholders named on Schedule 2 hereto (the "Selling Stockholders" and each, a "Selling Stockholder") hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representative (in such capacity, the "Representative"), as set forth below.

                  1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 5,000,000 shares (the "Company Firm Securities") of the Company's Common Stock, par value $.001 per share ("Common Stock") and each Selling Stockholder proposes to sell to the several Underwriters the number of shares of Common Stock set forth in Schedule 2 hereto opposite the name of such Selling Stockholder (collectively, with the shares of Common Stock to be issued and sold by the Company, the "Firm Securities"). The Selling Stockholders also propose to sell to the several Underwriters not more than 1,500,000 additional shares of Common Stock as set forth on Schedule 2 hereto if requested by the Representative as provided in Section 4 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein



----------------------------
1 Plus an option to purchase from the Selling Stockholders an aggregate of up to 1,500,000 additional shares to cover over-allotments.



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as the "Option Securities," and the Firm Securities and any
Option Securities are collectively referred to herein as the "Securities."

                  2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-79277) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representative prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representative prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:



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                  (A) if the Company relies on Rule 434 under the Act, the Term
         Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                  (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

                  (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                  (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein.



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                  (c) If the Company has elected to rely on Rule 462(b) and the
Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                  (d) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of the State of Nevada and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, business prospects or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (e) The Company and each of its subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                  (f) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

                  (g) The Company has the authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus as of the dates set forth therein. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Company Firm Securities have been duly authorized and at the Firm Closing Date, after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.



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                  (h) The capital stock of the Company conforms to the
description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (i) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (j) The consolidated financial statements of the Company and its consolidated subsidiaries, together with the related notes, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations, cash flows and changes in financial condition as of the dates and periods therein specified, subject, in the case of unaudited financial statements of the Company, to normal year-end adjustments which shall not be materially adverse to the business, results of operations, financial condition or business prospects of the Company and its subsidiaries, taken as a whole. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Historical Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

                  (k) The pro forma condensed consolidated financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) (1) present fairly the information shown therein; (2) have been prepared in accordance with the applicable requirements of Regulation S-X promulgated under the Act; (3) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements; and (4) have been properly computed on the basis described therein. The assumptions used in the preparation of the pro forma condensed consolidated financial statements and other pro forma financial information included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) are reasonable and the adjustments used therein are reasonably appropriate to give effect to the transactions or circumstances referred to therein.

                  (l) The consolidated financial statements of Tele-Media Broadcasting Company and its Partnership Interests ("Tele-Media"), together with the related notes, included in the



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Registration Statement and the Prospectus (or, if the Prospectus is not in
existence, the most recent Preliminary Prospectus) fairly present the financial position of Tele-Media and the results of operations, deficiency in net assets, cash flows, and changes in financial condition as of the dates and periods therein specified, subject, in the case of unaudited financial statements of Tele-Media, to normal year-end adjustments which shall not be materially adverse to the business, results of operations, financial condition or business prospects of Tele-Media. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved (except as otherwise noted therein).

                  (m) The consolidated financial statements of Fuller-Jeffrey Broadcasting Companies, Inc. and its consolidated subsidiaries ("Fuller"), together with the related notes, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of Fuller and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved (except as otherwise noted therein).

                  (n) KPMG LLP, who have certified certain financial statements of: (i) the Company and its consolidated subsidiaries and (ii) Fuller, and have delivered their report with respect to the audited consolidated financial statements included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) for each of the Company and Fuller, are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                  (o) Deloitte & Touche LLP, who have certified certain financial statements of Tele-Media and delivered their report with respect to the audited consolidated financial statements included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence the most recent Preliminary Prospectus) of Tele-Media, are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                  (p) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (q) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, except as described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary Prospectus), no such proceedings have, to the knowledge of the Company, been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required



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to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

                  (r) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the application of the net proceeds from the sale by the Company of the Company Firm Securities, the compliance by the Company with the other provisions of this Agreement, and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority (including, without limitation, the Federal Communications Commission (the "FCC")), except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or
(ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any contract, indenture, mortgage, loan agreement, note, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents (including any certificate of designations) or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries. In addition, no consent, approval, authorization or order of any court or governmental agency or body (except for such consents, approvals or authorizations as are required by the FCC) is required for the performance by the Company of the transactions herein contemplated or by the pending transactions set forth in the Registration Statement (the "Pending Transactions"), and the Company has no reasonable basis to believe that the transactions contemplated by the Pending Transactions will not be consummated in accordance with their terms.

                  (s) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance or observance of any term, covenant or condition of any contract, indenture, mortgage, loan agreement, note, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any manner that would result in a Material Adverse Effect.

                  (t) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any Material Adverse Effect, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.


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                  (u) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (v) The Company has not distributed and, prior to the later of
(i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

                  (w) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company and its subsidiaries validly hold all material licenses, certificates, permits, consents, authorizations and approvals for the Existing Stations (as defined below) (collectively, the "Licenses") from governmental authorities which are necessary to the conduct of their businesses and operations in the manner and to the full extent now operated or proposed to be operated as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); such Licenses were issued and are in full force and effect and no complaint, action, litigation or other proceeding has been instituted or is pending or, to the knowledge of the Company, is threatened which in any manner affects or questions the validity or effectiveness thereof; such Licenses contain no materially burdensome conditions or restrictions not customarily imposed by the FCC on radio stations of the same class and type; the operation of the radio stations identified in the table under "Station Portfolio" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) under the caption "Business" (collectively, the "Existing Stations") in the manner and to the full extent now operated or proposed to be operated as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), is in compliance with the Communications Act of 1934, as amended (the "Communications Act"), the Telecommunications Act of 1996, and all orders, rules, regulations, and policies of the FCC, except for such noncompliance as would not result in a Material Adverse Effect; no event has occurred which permits (nor has an event occurred which with notice or lapse of time or both would permit) the revocation or termination of any such Licenses or the imposition of any material adverse restriction or condition thereon or which might result in any other material impairment of the rights of the Company or its subsidiaries therein; the Company and its subsidiaries are in compliance with all statutes, orders, rules, and policies of the FCC relating to or affecting the broadcasting operations of any of the Existing Stations, except for such noncompliance as would not have a Material Adverse Effect; other than with respect to the Licenses, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of infringement of or



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conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (x) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries or any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (y) The Company and each of its subsidiaries have good and marketable title to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, and neither the Company nor any such Subsidiary has received any notice of any claim of any sort that could result in a Material Adverse Effect that has been asserted by anyone adverse to the rights of the Company or such subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (z) To the best knowledge of the Company, no labor problem exists with the employees of the Company or any of its subsidiaries or is threatened or imminent that could result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (aa) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance



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coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (bb) The Company will conduct its operations in a manner that will not subject it to registration as an "investment company" or a company controlled by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and this transaction will not cause the Company to become an investment company subject to registration under the 1940 Act.

                  (cc) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not have a Material Adverse Effect.

                  (dd) The statistical and market-related data included in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) are derived from sources which the Company believes to be reliable and accurate in all material respects for the periods and dates indicated in the Prospectus.

                  (ee) Except for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, and except for (i) 8,499 shares of capital stock of Lamont's Apparel, Inc., (ii) 9 shares of capital stock of Trans World Airlines, Inc. (iii) 394 shares of capital stock of BMI, (iv) 50,000 shares of capital stock of USA Digital Radio, Inc. and (v) 46 shares of capital stock of Wherehouse Entertainment, Inc. owned either by the Company or Citadel Broadcasting Company, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ff) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or except as would not individually or in the aggregate have a Material Adverse Effect, (A) the Company and its subsidiaries are each in compliance with all applicable Environmental Laws, (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in




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compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims against the Company or its subsidiaries, and (D) there are no circumstances with respect to any property or operations of the Company or its subsidiaries that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or its subsidiaries.

                  (gg) For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment, relating to the environment, or human health and safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings filed, issued or brought pursuant to any Environmental Law.

                  (hh) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company, or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ii) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (jj) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (kk) Neither the Company nor any of its Subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (ll) The Company is in full compliance with its obligations under the Third Amended and Restated Registration Rights Agreement dated as of June 28, 1996, as amended to date.

                  (mm) Each certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  (nn) All disclosure regarding year 2000 compliance that is required to be described in a registration statement on Form S-1 under the Act (including disclosures required by Staff Legal Bulletin No. 6, SEC Release No. 33-7558 (July 29, 1998) and SEC Release No. 33-7609 (Nov. 9, 1998)) has been included or incorporated by reference in the Registration Statement and the Prospectus. Other than as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries (i) will not incur significant operating expenses or costs to ensure that their operating and information systems will be year 2000 compliant ("Y2K Compliant"), (ii) will not experience a Material Adverse Effect from the failure to become Y2K Compliant and (iii) reasonably believes, based on inquiries made and still in progress on the date hereof, that the suppliers, vendors, customers or other material third parties used or served by the Company and its subsidiaries are or will be Y2K Compliant in a timely manner, except to the extent that a failure to become Y2K Compliant by any supplier, vendor, customer or material third party would not have a Material Adverse Effect.

                  3. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder represents and warrants to, and agrees with, each of the several Underwriters that:

                  (a) Such Selling Stockholder has full power (corporate and/or other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Stockholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary corporate action, if any, of such Selling Stockholder; and this Agreement has been duly executed and delivered by such Selling Stockholder, and is the valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms.

                  (b) Such Selling Stockholder has duly executed and delivered a Selling Stockholder's Irrevocable Power of Attorney and Letter of Transmittal and Custody Agreement

(with respect to such Selling Stockholder, the "Power-of-Attorney" and the "Custody Agreement," respectively), each in the form heretofore delivered to the Representative; each of the Selling Stockholders have appointed Lawrence R. Wilson as an attorney-in-fact for such Selling Stockholder (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Stockholder and appointing BankBoston, N.A. as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Stockholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Stockholder has full power (corporate and/or other) to enter into the Custody Agreement and the Power-of-Attorney and to perform its obligations under the Custody Agreement. The execution and delivery of the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary corporate action, if any, of such Selling Stockholder; the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with their respective terms. Such Selling Stockholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Stockholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Stockholder, by operation of law or otherwise, whether in the case of any individual Selling Stockholder by the death or incapacity of such Selling Stockholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Stockholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Stockholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Stockholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

                  (c) The Securities to be sold by such Selling Stockholder pursuant to this Agreement are certificated securities in registered form and are not held in any securities account or by or through any securities intermediary within the meaning of the Uniform Commercial Code applicable to such Selling Stockholder ("UCC"). Such Selling Stockholder has, and, at the Firm Closing Date and, if any Option Securities are purchased, on the Option Closing Date, will have, full right, power and authority to hold, sell, transfer and deliver the Securities to be sold by such Selling

Stockholder pursuant to this Agreement; and upon the Underwriters' acquiring possession of such Securities and paying the purchase price therefor as herein contemplated, the Underwriters will acquire their respective interests in such Securities (including, without limitation, all rights that such Selling Stockholder had or has the power to transfer in such Securities) free of any adverse claim.

                  (d) Such Selling Stockholder has not, directly or indirectly,
(i) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Stockholders under this Agreement).

                  (e) Such Selling Stockholder has not distributed and, prior to the later of (a) the Closing Date and (b) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                  (f) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to you prior to or on the Firm Closing Date, as hereinafter defined, a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form of statement specified by Treasury Department regulations in lieu thereof).

                  (g) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein, such Preliminary Prospectus did conform, and the Registration Statement and the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the respective rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Such Selling Stockholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Stockholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate as it relates to such Selling Stockholder to the extent required by the rules and regulations of the Commission.

                  (h) The sale by such Selling Stockholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company.

                  (i) The sale of the Securities to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement, the Custody Agreement and the Power-of-Attorney and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's properties are bound, or the charter documents or by-laws of such Selling Stockholder or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder.

                  4. Purchase, Sale and Delivery of the Securities. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree, severally and not jointly, to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders, at a purchase price of $_____ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representative request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representative for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the respective accounts of the Company and the Custodian on behalf of the Selling Stockholders. Such delivery of and payment for the Firm Securities shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 at 9:30 A.M., New York time, on June [__], 1999, or at such other place, time or date as the Representative and the Company may agree upon or as the Representative may determine pursuant to Section 10 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company and the Custodian will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representative at the offices in New York, New York of the Company's transfer agent or registrar or of Credit Suisse First Boston Corporation at least 24 hours prior to the Firm Closing Date.

                  (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Selling

Stockholders hereby grant to the several Underwriters an option to purchase, severally and not jointly, the Option Securities in the respective share amounts indicated on Schedule 2 hereto. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 4. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty (30) days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representative may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Custodian and the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representative but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representative and Custodian may agree upon or as the Representative may determine pursuant to Section 10 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Selling Stockholders shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Selling Stockholders, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representative in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 4, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

                  (c) The Company and each Selling Stockholder hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for the Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company or such Selling Stockholder, as the case may be. Furthermore, in the event that the Underwriters wire funds to the Company or such Selling Stockholder prior to the completion of the closing of a purchase of Securities, the Company and each Selling Stockholder hereby acknowledge that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company or such Selling Stockholder, as the case may be, will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of the Securities is not completed and the Wired Funds are not returned by the Company or such Selling Stockholder, as the case may be, to the Underwriters on the same day the Wired Funds were received by the Company or such Selling Stockholder, the Company and each Selling Stockholder agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Credit Suisse First Boston Corporation.

                  (d) It is understood that any of you, individually and not as one of the Representative, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

                  5. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

                  6. Covenants of the Company and of the Selling Stockholders. The Company (with respect only to paragraphs 6(a) through 6(m) below) and each Selling Stockholder (with respect only to paragraphs 6(n) and 6(o) below) covenant and agree with each of the Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) will not file with the Commission the prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representative previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representative shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representative or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representative, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representative of each such filing or effectiveness.

                  (b) The Company will advise the Representative, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto,
(ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representative may designate, will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities and will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representative thereof and, subject to Section 6(a) hereof, will promptly prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (e) The Company will, without charge, provide (i) to the Representative and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representative may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representative may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                  (f) The Company, as soon as practicable, will make generally available to its stockholders and to the Representative a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of
Section 11(a) of the Act and Rule 158 thereunder.

                  (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

                  (h) The Company will not, directly or indirectly, without the prior written consent of Credit Suisse First Boston Corporation, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date hereof, except (i) pursuant to this Agreement, (ii) for issuances pursuant to the exercise of employee stock options outstanding on the date hereof and (iii) for issuances pursuant to the exercise of employee stock options to be granted under the 1999 Long-Term Incentive Plan.

                  (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (j) The Company will obtain the agreements described in
Section 8(i) hereof prior to the Firm Closing Date.

                  (k) If, at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is reasonably likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (l) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                  (m) The Company will cause the Securities to be duly included for quotation on the Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will use reasonable efforts to ensure that the Securities remain included for quotation on the Nasdaq National Market or listed on a national exchange; provided that reasonable efforts shall not be construed to limit or restrict the exercise by the Board of Directors of the Company of their fiduciary duties.

                  (n) Each Selling Stockholder will not, directly or indirectly, without the prior written consent of Credit Suisse First Boston Corporation, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Securities legally or beneficially owned by such Selling Stockholder or any securities convertible into, or exchangeable or exercisable for, Securities for a period of 90 days after the date hereof, other than (i) as a gift or gifts, provided the donee or donees thereof agree in writing to be bound by this paragraph (n) or (ii) transfers to a transferor's affiliate, as such term is defined in Rule 405 promulgated under the Act, provided the transferee or transferees thereof agree in writing to be bound by this paragraph (n).

                  (o) Such Selling Stockholder will not, directly or indirectly,
(i) take any action designed to cause or result in; or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Stockholders under this Agreement).

                  7. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 12 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities,
(vii) any quotation of the Securities on the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representative to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representative to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because this Agreement is terminated pursuant to Section 12 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement. The Selling Stockholders will pay all costs and expenses incident to the performance of their obligations under this Agreement in accordance with the provisions of the Registration Rights Agreement.

                  8. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representative's sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective covenants and agreements hereunder and to the following additional conditions:

                  (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representative; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representative, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                  (b) The Representative shall have received an opinion, dated the Firm Closing Date, of Eckert Seamans Cherin & Mellott, LLC, counsel for the Company, to the effect that:

                  (i) the Company and each of its subsidiaries listed on Exhibit 21 to the Registration Statement (the "Subsidiaries") have been duly organized and are validly existing as corporations in good standing under the laws of the State of Nevada and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                  (ii) the Company and each of the Subsidiaries have corporate power to own, or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

                  (iii) the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as described in the Prospectus, are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

                  (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus as of the date set forth therein; since the date of its representation of the Company, which is indicated in the opinion of such counsel, all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Company Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly included for trading on the Nasdaq National Market; no holders of outstanding shares of capital stock of the

         Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities and no holders of securities of the Company have any rights which have not been fully exercised or waived to require the Company to register the offer and sale of any securities owned by such holders under the Act in the public offering contemplated by this Agreement;

                  (v) the statements set forth under the headings, "Principal and Selling Stockholders," "Description of Capital Stock" and "Description of Indebtedness" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair and accurate summary of such provisions; and the statements set forth under the headings "Risk Factors," "Capitalization," "Recently Completed and Pending Transactions," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Pending Transactions," "Management," "Certain Transactions," "Principal and Selling Stockholders," "Description of Capital Stock" and "Description of Indebtedness" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair and accurate summary of such legal matters, documents and proceedings;

                  (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                  (vii) (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                  (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the application of the net proceeds from the sale of the Securities, the compliance by the Company with the other provisions of this Agreement, and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority (including, without limitation, the FCC), except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any contract, indenture, mortgage, loan agreement, note, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents (including any certificate of designations) or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or the Subsidiaries;

                  (ix) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the best knowledge of such counsel, are threatened or contemplated by the Commission;

                  (x) the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial information and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

                  (xi) if the Company elects to rely on Rule 434, the Prospectus is not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A);

                  (xii) the Company is not, and, immediately after giving effect to the offering and sale of the Company Firm Securities and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" as such term is defined in the 1940 Act; and

                  (xiii) the form of stock certificate for the Company Firm Securities conforms to the requirements of the Nevada General Corporation Law, the Company's Amended and Restated Articles of Incorporation and By-Laws and applicable Nasdaq requirements and has been duly authorized and approved by the Board of Directors of the Company.

                  Such counsel shall also state that it has participated in conferences with officers and other representatives of the Company, representatives of Shearman & Sterling (Underwriters' counsel), representatives of the independent accountants for the Company and representatives of the Underwriters, at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing on and does not assume responsibility for the accuracy, completeness and fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, no facts have come to such counsel's attention that would lead them to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials, as to matters involving the application of laws of the State of Nevada, to the extent reasonably satisfactory in form and scope to counsel for the Underwriters, upon the opinion of Lionel, Sawyer & Collins and, as to antitrust matters and matters involving the FCC, to the extent reasonably satisfactory in form and scope to counsel for the Underwriters, upon the opinions of Reed Smith Shaw & McClay, antitrust counsel to the Company, and Wiley, Rein & Fielding, FCC counsel to the Company, respectively. In addition, the Underwriters are justified in relying upon such opinion of Lionel, Sawyer & Collins, and copies of such opinion shall be delivered to the Representative and to Shearman & Sterling.

                  References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                  (c) The Representative shall have received an opinion, dated the Firm Closing Date, of (i) Reed Smith Shaw & McClay, antitrust counsel to the Company, covering such antitrust matters as the Representative may reasonably require, and otherwise in form and substance reasonably satisfactory to the Representative and (ii) Wiley, Rein & Fielding, FCC counsel to the Company, covering such regulatory matters as the Representative may reasonably require, and otherwise in form and substance reasonably satisfactory to the Representative.

                  (d) The Selling Stockholders shall have furnished to the Representative the opinion of such Selling Stockholder's counsel, dated the date hereof, which opinion shall be confirmed in writing to the Representative on the Closing Date, to the effect that:

                  (i) such Selling Stockholder has full power (corporate and/or other) to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Securities being sold by such Selling Stockholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary action (corporate and/or other) of each Selling Stockholder; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by or on behalf of each Selling Stockholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of such Selling Stockholder, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (ii) such Selling Stockholder has full right, power and authority to sell, transfer and deliver such Securities pursuant to this Agreement. Assuming that (i) the Securities to be sold by such Selling Stockholder are not held in any securities account or by or through a securities intermediary within the meaning of the UCC, (ii) the certificate or certificates representing the Securities to be sold by such Selling Stockholder pursuant to this Agreement have been effectively indorsed in blank in accordance with UCC Article 8 and
         (iii) the Underwriters are without notice of any adverse claim to the Securities, then, upon the Underwriters' acquiring possession of such certificate or certificates for the Securities and paying the purchase price therefor pursuant to this Agreement, each Underwriter will be a "protected purchaser" of the Securities to be purchased by it (within the meaning of Section 8-303 of the UCC) and will acquire its interest in such Securities (including, without limitation, all rights that such Selling Stockholder had or has the power to transfer in such Securities) free of an adverse claim;

                  (iii) the sale of the Securities to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under the Act and state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel to which such Selling Stockholder or, if applicable, any subsidiaries, is a party or by which such Selling Stockholder or, if applicable, any of its subsidiaries, or any of such Selling Stockholder's properties are bound, or the charter documents or by-laws of such Selling Stockholder or, if applicable, any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to such Selling Stockholder or, if applicable, any of its subsidiaries.

                  In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Selling Stockholders and public officials.

                  (e) The Representative shall have received an opinion, dated the Firm Closing Date, of Shearman & Sterling, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (f) The Representative shall have received from KPMG LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                  (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

                  (ii) in their opinion, the audited consolidated financial statements and schedules and pro forma financial statements examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (iii) on the basis of a reading of the latest available interim unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries, carrying out certain specified procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                  (A) the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus; and

                  (B) at a specific date not more than five business days prior to the date of such letter, there were any change in the common stock, increase in long-term debt or decreases in consolidated net current assets or stockholders' equity of the Company and its consolidated subsidiaries, as compared with amounts shown on the March 31, 1999 unaudited consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from April, 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net broadcasting revenue or decreases in net income or increases in net loss, except in all instances for changes, decreases or increases set forth in such letter;

                  (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus under the captions "Prospectus Summary," "Risk Factors," "Use of Proceeds," "Capitalization," "Recently Completed and Pending Transactions," "Unaudited Pro Forma Condensed Consolidated Financial Statements," "Selected Historical Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Pending Transactions," "Management," "Certain Transactions," "Description of Certain Indebtedness" and "Principal and Selling Stockholders" and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

                  (v) on the basis of a reading of the unaudited pro forma consolidated condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph
         (v), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  References to the Registration Statement and the Prospectus in this paragraph (f), with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                  (g) The Representative shall have received a certificate, dated the Firm Closing Date, of the chief executive officer and the principal financial officer of the Company to the effect that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the immediately preceding statement does not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the best of the Company's knowledge, are threatened or contemplated by the Commission; and

                  (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

                  (h) The Representative shall have received a certificate from each Selling Stockholder, dated the Closing Date, to the effect that:

                  (i) the representations and warranties of such Selling Stockholder in this Agreement are true and correct as if made on and as of the Closing Date;

                  (ii) to the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein, the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (iii) such Selling Stockholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Closing Date.

                  (i) The Representative shall have received from persons who own in the aggregate approximately [_________] shares of Common Stock, including the executive officers and directors of the Company, agreement to the effect that such persons will not, directly or indirectly, without the prior written consent of Credit Suisse First Boston Corporation, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date of this Agreement, other than (i) as a gift or gifts, provided the donee or donees thereof agree in writing to be bound by this paragraph (i) or (ii) transfers to a transferor's affiliate, as such term is defined in Rule 405 promulgated under the Act, provided the transferee or transferees thereof agree in writing to be bound by this paragraph (i).

                  (j) On or before the Firm Closing Date, the Representative and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company and the Selling Stockholders.

                  (k) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

                  (l) The issuance and sale of the Company Firm Securities and the consummation of the transactions by the Company contemplated hereby shall not be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to this Agreement or any transaction contemplated hereby, before any court or governmental authority (including, without limitation, the FCC or Department of Justice).

                  (m) The Company shall have furnished to the Underwriters an amendment to the Credit Facility, the effect of which is to allow for the application of the net proceeds to the Company to redeem Citadel Broadcasting's preferred stock.

                  All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representative and counsel for the Underwriters. The Company and the Selling Stockholders shall furnish to the Representative such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representative and counsel for the Underwriters shall reasonably request.

                  The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

                  9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

                  (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application") or

                  (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written Information furnished to the Company by such Underwriter through the Representative specifically for use therein; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter. The Company will not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

                  (b) Each Selling Stockholder severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter and each person who controls the Company or any Underwriter within the meaning of the Act or the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director, officer, such Underwriter or any such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder for use therein; provided, however, that such Selling Stockholder will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 6(d) and (e) of this Agreement; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer such Underwriter or any such controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which any Selling Stockholder may otherwise have. Each Selling Stockholder will not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. The liability of a Selling Stockholder under this Section 9(b) shall not exceed an amount equal to the initial public offering price (less underwriting discounts and commissions) of the Securities sold by such Selling Stockholder to the Underwriters.

                  (c) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company or such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director or officer of the Company, such Selling Stockholder or any such controlling person of the Company or such Selling Stockholder may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or, any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person or such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Underwriters will not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

                  (d) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that (based upon advice or opinion of counsel) there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representative in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel reasonably satisfactory to the indemnified party or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph
(e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Credit Suisse First Boston Corporation's Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be; provided that the liability of a Selling Stockholder under this Section 9 shall not exceed an amount equal to the initial public offering price (less underwriting discounts and commissions) of the Securities sold by such Selling Stockholder to the Underwriters.

                  10. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representative for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representative are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 11 hereof. In the event of any default by one or more Underwriters as described in this Section 10, the Representative shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be established as provided in Section 4 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

                  11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Stockholders, any Underwriter or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 7 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  12. Termination. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representative by notice to the Company and the Selling Stockholders given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or the Selling Stockholders shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                  (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representative, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any Material Adverse Effect (including without limitation a change in management or control of the Company), except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                  (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange or market system;

                  (iii) a banking moratorium shall have been declared by New York or United States authorities; or

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representative, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  (b) Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in
Section 11 hereof.

                  13. Information Supplied by Underwriters. The statements set forth in the fourth, ninth and tenth paragraphs under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representative to the Company for the purposes of Sections 2(b) and 9 hereof. The Underwriters confirm that such statements (to such extent) are correct.

                  14. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to c/o Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, New York 10010, attention: Investment Banking Department - Transactions Advisory Group, with copies to: Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, attention: Danielle Carbone; if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at City Center West, 7201 West Lake Mead Boulevard, Suite 400, Las Vegas, Nevada 89128, attention: Donna L. Heffner, with copies to: Eckert Seamans Cherin & Mellott, LLC, 600 Grant Street, 44th Floor, Pittsburgh, Pennsylvania 15219, attention: Bryan D. Rosenberger; and if sent to the Selling Stockholders, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to: Baker, Fentress & Company, c/o Latham & Watkins, Sears Tower, Suite 5800, Chicago, Illinois 60606, attention: Carl E. Witschy, Esq.; Ted L. Snider, Sr., c/o Friday, Eldredge & Clark, 2000 First Commercial Bldg., 400 W. Capitol, Little Rock, Arkansas 72201-3493, attention: Price Gardner, Esq.; Rio Bravo Enterprise Associates, L.P., c/o Lawrence R. Wilson, Citadel Communications Corporation, City Center West, 7201 West Lake Mead Boulevard, Suite 400, Las Vegas, Nevada 89128; Endeavour Capital Fund Limited Partnership and DVS Management, Inc., c/o Stoel Rives LLP, 900 Fifth Avenue, Suite

2300, attention: Steven Hull, Esq.; Linda Urso, Trustee of the Philip J. Urso and Elisabet Urso Nominee Trust dated November 17, 1997, 21 Littlebrook Rd., Westerly, Rhode Island 02891; ABRY Broadcast Partners II, L.P. and ABRY Capital, L.P., c/o Kirkland & Ellis, 200 E. Randolph Drive, Chicago, Illinois 60601, attention: Laurie Gunther; Edward T. Hardy, c/o David Baca, Esq., 1300 S.W. Fifth Avenue #2300, Portland, Oregon 97201; The Schafbuch Family Trust U/A/D/ 2-15-94, c/o Tonkon Torp LLP, 1600 Pioneer Tower, 888 S.W. Fifth Avenue, Portland, Oregon 97204, attention: John Rosenfeld, Esq.; and if to Donna L. Heffner, D. Robert Proffitt, Stuart R. Stanek, to the Company at the aforementioned address, attention: Donna L. Heffner.

                  15. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and the Selling Stockholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Stockholders contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, the Selling Stockholders and any person or persons who control the Company or the Selling Stockholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

                  16. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

                  17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Selling Stockholders and each of the several Underwriters.

                              Very truly yours,

                              CITADEL COMMUNICATIONS CORPORATION


                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:


                              SELLING STOCKHOLDERS

                              By:
                                 ------------------------------------
                                 Name: Lawrence R. Wilson
                                 Title: Authorized Signatory

                                 For himself and as Authorized Signatory for
                                   each of the Selling Stockholders named herein

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


CREDIT SUISSE FIRST BOSTON CORPORATION


By
  -------------------------------------
     Name:
     Title:


For itself and as Representative of
the Underwriters named herein

                                   SCHEDULE 1

                                  UNDERWRITERS


---------------------------------------------------------------  --------------
                                                                 Number of Firm
Underwriter                                                       Securities to
                                                                   Be Purchased

Credit Suisse First Boston Corporation.........................
Prudential Securities Incorporated.............................
Salomon Smith Barney Inc.......................................
Bear, Stearns & Co. Inc........................................
BT Alex. Brown Incorporated....................................
Donaldson, Lufkin & Jenrette Securities Corporation............
Goldman, Sachs & Co............................................
Lehman Brothers Inc............................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated.............
First Union Capital Markets Corp...............................
Thomas Weisel Partners LLC.....................................
BancBoston Robertson Stephens..................................
                                                                    ==========
Total..........................................................     10,000,000

                                   SCHEDULE 2



                                                                                         Number of Firm
                                                                                       Securities Offered
                                                                                       ------------------
Citadel Communications Corporation                                                         5,000,000



                                               SELLING STOCKHOLDERS

----------------------------------------------------------------------------------------------------------------
                                                             Number of Firm       Number of Option Securities
Name                                                       Securities Offered            to be Offered
ABRY Broadcast Partners II, L.P.........................      3,543,842                    1,041,962

Baker, Fentress & Company...............................        759,385                      223,275

Rio Bravo Enterprise Associates, L.P....................        300,000                      150,000

Philip J. Urso and Elisabet Urso........................

  Nominee Trust dated November 17, 1997.................        137,722                       40,493

Ted L. Snider, Sr. .....................................         95,000                           --

DVS Management Inc......................................         94,034                       27,648

Donna L. Heffner........................................         15,000                        5,000

D. Robert Proffitt......................................         15,000                        5,000

Stuart R. Stanek........................................         15,000                        5,000

Edward T. Hardy.........................................         12,000                           --

The Schafbuch Family Trust U/A/D 2-15-94................          7,500                           --

ABRY Capital, L.P.......................................          3,183                          936

Endeavour Capital Fund Limited Partnership..............          2,334                          686

Total...................................................      5,000,000                    1,500,000
                                                              =========                    =========